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                                                                     EXHIBIT 1.1

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                THE COASTAL CORPORATION
LOGO
                                      and


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                             UNDERWRITING AGREEMENT

                                   DATED

                                      AND

                                TERMS AGREEMENT

                                   DATED

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                            THE COASTAL CORPORATION

                            UNDERWRITING AGREEMENT

                                                                         , 199

[Name and Address of Lead Underwriters]

Dear Sirs:

  The Coastal Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its senior unsecured debt securities referred to below (the "Senior Securities") and its subordinated unsecured debt securities referred to below (the "Subordinated Securities" and together with the Senior Securities, the "Securities") registered under the registration statement referred to below. The Senior Securities will be issued under an Indenture, as amended from time to time (the "Senior Indenture")
dated as of [     ], 1998 between the Company and Harris Trust and Savings
Bank, as Trustee (the "Senior Trustee"), and will have varying designations, interest rates and times of payment of any interest, maturities, redemption provisions, currencies and other terms, with all such terms for any particular series of Senior Securities being determined at the time of sale. The Subordinated Securities will be issued under an Indenture, as amended from time to time (the "Subordinated Indenture" and together with the Senior
Indenture, the "Indentures"), dated as of [     ], 1998, between the Company
and Harris Trust and Savings Bank, as Trustee (the "Subordinated Trustee" and together with the Senior Trustee, the "Trustees"), and will have varying designations, interest rates and times of payment of any interest, maturities, redemption provisions, currencies and other terms, with all such terms for any particular series of the Securities being determined at the time of the sale. Particular series of the Securities may be sold to you, and to other firms on whose behalf you may act, for resale in accordance with the terms of offering determined at the time of sale. The Securities involved in any such offering are hereinafter referred to as the "Purchased Securities", and the firm or firms which agree to purchase the same are hereinafter referred to as the "Underwriters" of such Purchased Securities and the representative or representatives of the Underwriters, if any, specified in a "Terms Agreement" are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives" as used in this Agreement shall mean the Underwriters. The terms and conditions herein shall constitute a separate agreement between the Company and the respective Underwriters in regard to each offering of Purchased Securities.

  This Agreement shall not limit or affect the right of the Company to offer or sell any of the Securities through any other underwriters or agents or through any other arrangements specified by the Company from time to time, and this Agreement shall apply only to Securities in respect of which a Terms Agreement shall have been executed as referred to herein.

  This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters.

  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with each Underwriter that:

    (a) A registration statement on Form S-3 (File No. 333-     ), prepared
  by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), has been filed with the Securities and Exchange Commission (the "Commission") and has become effective for the registration under the Securities Act of the Securities. Copies of such registration statement and any amendments thereto, and all forms of the related prospectuses relating to the Securities contained therein, have been delivered to each Underwriter. Such registration statement, including the documents incorporated by reference therein and all

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  financial schedules and exhibits thereto, as amended at the date of any
  Terms Agreement, is herein referred to as the "Registration Statement". As used in this Agreement, the term "Prospectus" means such prospectus included in the Registration Statement, supplemented by a Prospectus Supplement as contemplated by Section 2 hereof to reflect the terms of the Purchased Securities and the plan of distribution thereof. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any Prospectus shall be deemed to refer to and include any documents filed with the Commission after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), and so incorporated by reference (all such incorporated documents being herein called the "Incorporated Documents").

    (b) As of the date of any Terms Agreement, when the Prospectus is first filed pursuant to Rule 424(b) under the Securities Act and when, prior to the Closing Date (as defined in Section 2 hereof), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and at the Closing Date, the Registration Statement and the Prospectus, as amended or supplemented, shall comply in all material respects with the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Trust Indenture Act"). No such document shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in the preparation thereof or to the part of the Registration Statement which constitutes the Statement of Eligibility of each Trustee under the Trust Indenture Act on Form T-1 (each, a "Form T-1"), except statements or omissions in either Form T-1 made in reliance on information furnished in writing to the Trustee by or on behalf of the Company for use in preparation thereof. There is no contract or document required to be described in the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement that is not described or filed as required.

    (c) Deloitte & Touche LLP, whose report is incorporated by reference in the Prospectus, are independent certified public accountants as required by the Securities Act. The financial statements and schedules (including the related notes) included or incorporated by reference in the Registration Statement and the Prospectus, present fairly, in all material respects, the financial condition, the results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

    (d) The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and any documents so filed and incorporated by reference subsequent to the date of the Prospectus shall, when they are filed with the Commission, conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable.

    (e) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

    (f) All of the outstanding capital stock or other equity securities of each of the Subsidiaries of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned

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  by the Company free and clear of any mortgage, pledge (other than any negative pledge agreement to which the Company or any of its Subsidiaries may be a party), security interest or restrictions on transferability or voting.

    (g) Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operation, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

    (h) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the certificate of incorporation, by-laws or other governing documents of the Company or any of its Subsidiaries, or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject where the effect of such violation or default would have a material adverse effect on the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement, the applicable Terms Agreement, the Indentures and any Delayed Delivery Contract (as defined in Section 2(c) hereof), the authorization, issuance and sale of the Purchased Securities, the fulfillment of this Agreement, the applicable Terms Agreement, the Indentures, the Purchased Securities and any Delayed Delivery Contract and the consummation of the transactions contemplated by each such agreement will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or its Subsidiaries or an acceleration of indebtedness pursuant to, the certificate of incorporation or by-laws, or other governing documents of the Company or any of its Subsidiaries, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed or trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or any law, administrative regulation or order of any court or governmental agency or authority applicable to the Company or any of its Subsidiaries. Except for the orders of the Commission declaring the Registration Statement effective under the Securities Act and qualifying the Indentures under the Trust Indenture Act, and permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement or the applicable Terms Agreement.

    (i) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company.

    (j) The Purchased Securities have been duly authorized and when executed, authenticated and delivered in accordance with the terms of the applicable Indenture will be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (iii) the waiver as to usury may be unenforceable. The Purchased Securities will be entitled to the benefits of the applicable Indenture, and will conform in all material respects to the description thereof in the Prospectus.

    (k) The Indentures have been duly authorized and when executed and delivered by the Company will be the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific

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  performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (iii) the waiver as to usury may be unenforceable. Each Indenture conforms in all material respects to its description in the Prospectus.

    (l) The Delayed Delivery Contracts, if any, have been duly authorized and when executed and delivered by the Company will be the legal, valid and binding agreements of the Company enforceable in accordance with their terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

    (m) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Date, neither the Company nor any of its Subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions, not in the ordinary course of business and material to the business of the Company and its Subsidiaries taken as a whole, and there has not been and will not have been any material change in the capital stock or long-term indebtedness of the Company or any of its Subsidiaries, or any material adverse change in the business, prospects, financial position, net worth or assets or results of operations of the Company and its Subsidiaries taken as a whole.

    (n) The Company and its Subsidiaries have such interests in their respective real (including leasehold interests) and personal properties that they reasonably believe are necessary, in the aggregate, to use such properties in the manner presently used or proposed to be used by the Company and its Subsidiaries.

    (o) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its Subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole.

    (p) Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation might have a material adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole.

    (q) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

  2. PURCHASE AND OFFERING.

    (a) The obligations of the Underwriters to purchase the Purchased Securities will be evidenced by an exchange of telegraphic or other written communications substantially in the form attached as Exhibit A hereto (a "Terms Agreement") at each time the Company determines to sell Purchased Securities, with such other provisions which the Representatives and the Company shall agree upon. Each Terms Agreement shall specify the firms which will be Underwriters (who shall become bound by the terms hereof when the Terms Agreement has been entered into), the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Purchased Securities not already specified in the applicable Indenture, including, but not limited to, interest rates, maturities, redemption provisions and sinking fund requirements. Each Terms Agreement shall also specify the date of delivery and payment for the Purchased Securities other than any Contract Securities (as defined in Section 2(c) hereof) and any

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  details of the terms of offering which should be reflected in the
  Prospectus Supplement relating to the offering of the Purchased Securities. Such Prospectus Supplement shall set forth the terms contained in the Terms Agreement and such other information that you and the Company agree at the time the Terms Agreement is entered into should be included in the Prospectus Supplement. Insofar as any provision of this Agreement is inconsistent with any provision of the applicable Terms Agreement, the Terms Agreement shall be deemed to control. Purchased Securities to be purchased by Underwriters are herein referred to as "Underwriters' Securities", and any Purchased Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein referred to as "Contract Securities". The obligations of the Underwriters to purchase the Underwriters' Securities shall be several and not joint. It is understood that the Underwriters propose to offer the Purchased Securities for sale as set forth in such Prospectus Supplement.

    (b) Payment of the purchase price for the Underwriters' Securities shall be made to the Company or its order in New York Clearing House funds, by certified or official bank check, against delivery of the Underwriters' Securities to you for the respective accounts of the Underwriters; provided, however, that at the request of the Company, payment will be made in immediately available funds, in which case the Company will reimburse you for your cost of obtaining such funds. Such payment and delivery shall be made at 10:00 A.M. New York time on the date of delivery specified in the Terms Agreement (unless another time not later than 10:00 A.M. New York time on the fifth Business Day thereafter shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 7 hereof). The time and date that such payment and delivery are actually made is herein sometimes referred to as the "Closing Date". The Underwriters' Securities shall be delivered to you in definitive form, in temporary or final form, and in such names and denominations as you shall request at least one Business Day prior to the Closing Date by written notice to the Company. For the purpose of expediting the checking and packaging of the Underwriters' Securities by you, the Company agrees to make them available to you for such purpose before the close of business on the Business Day prior to the Closing Date.

    (c) If any Terms Agreement provides for sales of Purchased Securities pursuant to Delayed Delivery Contracts, the Company authorizes the Underwriters to solicit offers to purchase Contract Securities pursuant to Delayed Delivery Contracts substantially in the form of Schedule I attached hereto (the "Delayed Delivery Contracts") with such changes therein as the Company may approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. At the time of purchase the Company will pay you as compensation, for the accounts of the Underwriters, the compensation set forth in such Terms Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities shall be deducted from the Purchased Securities to be purchased by the several Underwriters and the aggregate principal amount of Purchased Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Purchased Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that you determine that such reduction shall be otherwise allocated and so advise the Company.

  3. COVENANTS. The Company covenants and agrees with each Underwriter that they will furnish to counsel for the Underwriters, without charge, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

    (a) The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus, or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or the Prospectus which, in your opinion after consultation with the Company, may be necessary or advisable in connection with the distribution of the Securities and the Company shall

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  not file any amendment or supplement to the Registration Statement or the
  Prospectus or file any document under the Exchange Act before the termination of the offering of the Securities if such document would be deemed to be incorporated by reference therein which is not approved by you after reasonable notice thereof, such approval not to be unreasonably withheld or delayed. The Company shall notify you promptly of the filing with the Commission of the Prospectus supplemented by the Prospectus Supplement relating to the Purchased Securities. The Company shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of the Prospectus, or suspending the qualification of the Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

    (b) The Company shall furnish to you, from time to time and without charge, copies of the Registration Statement of which each Representative shall receive a conformed copy and which shall include exhibits and all amendments and supplements to any of such documents (including any Incorporated Documents), in each case as soon as available and in such quantities as you may from time to time reasonably request.

    (c) If any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

    (d) The Company shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Purchased Securities for sale under the laws of such jurisdictions as the Representative shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Purchased Securities; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent for service of process.

    (e) The Company shall make generally available to holders of the Purchased Securities, in the manner contemplated by Rule 158(b) under the Securities Act or otherwise, as soon as practicable after the date of the applicable Terms Agreement, but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the date of the Terms Agreement occurs (or 90 days if such fiscal quarter is the last fiscal quarter of its fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

    (f) The Company shall apply the net proceeds of the sale of Purchased Securities as set forth in the Prospectus.

    (g) Whether or not this Agreement becomes effective or is terminated or the sale of the Purchased Securities to you is consummated, the Company shall pay or cause to be paid (A) all expenses (including transfer taxes) incurred in connection with the delivery to the Underwriters of the Purchased Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel to the Underwriters except as set forth in (C)) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto) and the Prospectus as amended or supplemented, and the printing, delivery and shipping of this Agreement, any Terms Agreement, any agreement among or between Underwriters and other underwriting documents, including the Blue Sky Survey and any legal investment survey, (C) all filing fees and fees and disbursements of

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  counsel to the Underwriters incurred in connection with the qualification of the Purchased Securities under state securities laws as provided in
  Section 3(d) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, (E) any applicable listing fees, (F) the cost of printing the Indenture and certificates representing the Purchased Securities, (G) the cost and charges of each of the Trustees, (H) any fees payable to rating agencies in connection with the rating of the Purchased Securities and (I) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section. It is understood however, that, except as provided in this Section 3(g), Section 5 and Section 6 hereof, each of the Underwriters shall pay all of its own costs and expenses including the fees of its counsel (except as set forth in (C) above) and any advertising expenses connected with any offers it may make. If the sale of the Purchased Securities provided for herein is not consummated by reason or acts of the Company pursuant to
  Section 6 hereof which prevent this Agreement or any Terms Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder is not fulfilled, the Company shall reimburse each of the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with your investigation of or any preparation by them in respect of marketing the Purchased Securities or in contemplation of performing their respective obligations hereunder.

    (h) Prior to the Closing Date, the Company, at your request, shall furnish to you as soon as they have been prepared by the Company a copy of any unaudited interim consolidated financial statements of the Company and its Subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

  4. CONDITIONS OF YOUR OBLIGATIONS. Your obligations are subject to the accuracy, as of the date hereof and the Closing Date (as if made at such Closing Date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

    (a) The Company shall have filed with the Commission on a timely basis pursuant to Rule 424(b) under the Securities Act, the Prospectus as supplemented by the Prospectus Supplement covering the Purchased Securities. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending, threatened or contemplated by the Commission or any state securities or Blue Sky authority.

    (b) You shall not have advised the Company that the Registration Statement, any Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

    (c) You shall have received an opinion of Austin M. O'Toole, Esq., Senior Vice President and Secretary of the Company, dated the Closing Date and satisfactory to Cahill Gordon & Reindel, your counsel, to the effect that:

      (i) each of the Company and its Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own and occupy its properties and carry on its business as presently conducted and as described in the Prospectus, and the Company and each of its Subsidiaries is registered or qualified to conduct business and is in good standing in each jurisdiction in which, to the best of such counsel's knowledge, their failure to so register or qualify would have a material adverse effect on the Company and its Subsidiaries taken as a whole; all of the outstanding capital stock or other equity securities of each of the Subsidiaries of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned by the Company

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    free and clear of any mortgage, pledge (other than any negative pledge agreement to which the Company or any of its Subsidiaries may be a party), security interest or restrictions on transferability or voting, other than certain equity securities of Colorado Interstate Gas Company, which has outstanding capital stock held by entities not affiliated with the Company but which Subsidiary the Company, directly or indirectly, has control of its voting power and management, and other than the capital stock of the first tier subsidiaries of Coastal Natural Gas Company which has been pledged to secure certain borrowings;

      (ii) this Agreement, the Terms Agreement and the Indentures have been duly authorized, executed and delivered by the Company, and this Agreement, the Terms Agreement and the Indenture are legal, valid and binding agreements of the Company enforceable in accordance with their respective terms, except that (a) the enforceability hereof and thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, (c) rights to indemnity and contribution hereunder may be limited by Federal and state securities laws or the policies underlying such laws and (d) the waiver as to usury in the Indentures may be unenforceable;

      (iii) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and (assuming that they have been duly authorized, executed and delivered by the purchasers thereunder) are valid and binding agreements of the Company;

      (iv) to the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party, or of which the business or properties of the Company or any of its Subsidiaries is the subject, which are required to be disclosed in the Registration Statement and the Prospectus and are not so disclosed and there is no contract or document concerning the Company or any of its Subsidiaries of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

      (v) the execution and delivery of this Agreement, the Terms Agreement and any Delayed Delivery Contract, the authorization, issuance and sale of the Purchased Securities, the fulfillment of the terms of the Indentures, this Agreement, the Terms Agreement and any Delayed Delivery Contract, and the consummation of the transactions contemplated by the Indentures, this Agreement, the Terms Agreement and any Delayed Delivery Contract, will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or its Subsidiaries or an acceleration of indebtedness pursuant to, the certificate of incorporation and by-laws, or other equivalent instruments of the Company or any of its Subsidiaries or, to the best of such counsel's knowledge, any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, or any other material agreement or instrument to which the Company or any of its Subsidiaries is subject where such breach or default would have a material adverse effect on the Company and its Subsidiaries taken as a whole, or any law, administrative regulation or court or governmental agency or authority ruling or decree known to such counsel to be applicable to the Company or any of its Subsidiaries or any of their properties or assets; and all legally required proceedings in connection with the authorization, issuance and sale of the Securities in accordance with the terms of this Agreement, the Terms Agreement and the Indentures have been taken and, except for permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions (as to which such counsel need express no opinion), all consents, approvals, authorizations or other orders of any regulatory body, administrative agency or other governmental body legally required for the valid issuance and sale of the Purchased Securities or any transactions contemplated hereunder have been obtained;

      (vi) the Underwriters' Securities have been duly authorized and when executed and authenticated in accordance with the terms of the Indenture and delivered to, and paid for by, you will be legal, valid and binding obligations of the Company; the Contract Securities have been duly authorized and when executed and authenticated in accordance with the terms of the applicable Indenture and when issued and delivered against payment as provided in the Delayed Delivery Contracts, will have been duly issued and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms and the Underwriters' Securities are, and the Contract Securities will be, entitled to the benefits provided by the applicable Indenture, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (c) the waiver as to usury in the Indentures may be unenforceable;

      (vii) the Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated;

      (viii) the Indentures have been qualified under the Trust Indenture
    Act;

      (ix) the Purchased Securities, the Delayed Delivery Contracts (if any) and the Indenture conform in all material respects to the descriptions thereof in the Prospectus; and

      (x) except as to financial statements and schedules and other financial or statistical data included therein, and the exhibits thereto including each Form T-1, as to which such counsel need not express any opinion, (a) the Registration Statement and the Prospectus and any supplements or amendments thereto comply as to form in all material respects with the Securities Act, (b) the Indentures comply as to form in all material respects with the Trust Indenture Act, and (c) the Incorporated Documents comply as to form in all material respects with the requirements of the Exchange Act and, to the best knowledge of such counsel, no such Incorporated Document contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and you at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent stated in paragraph (ix) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that lead him to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not comment as to the financial statements, schedules and other statistical and financial data included in the Registration Statement or Prospectus or the exhibits (including each Form T-1) to the Registration Statement).

    (d) You shall have received on the Closing Date from Cahill Gordon & Reindel, your counsel, an opinion to the effect set forth in clauses (ii),
  (iii), (vi), (vii), (viii), (ix), (x)(a) (except with respect to the Incorporated Documents) and (x)(b) of Section 4(c) hereof. In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants for the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent provided in paragraph (ix) of Section 4(c) hereof), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that lead them to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order the make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements, schedules and other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus or the exhibits (including each Form T-1) to the Registration Statement).

    (e) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the President, or any Vice President and the Chief Financial Officer, any financial Vice President or the Treasurer of the Company to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened; (iii) all filings required by Rule 424 of the Securities Act have been made; (iv) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference therein), and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (v) since the execution of the Terms Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

    (f) Since the execution of the Terms Agreement, neither the Company nor any of its Subsidiaries shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or be subject to any litigation, which is material to the Company and its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, business, key personnel, capitalization, financial position or net worth of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it inadvisable to proceed with the delivery of the Purchased Securities.

    (g) On the date of execution of the Terms Agreement and the Closing Date you shall have received a letter of Deloitte & Touche LLP, dated the date of execution of the Terms Agreement and the Closing Date, as the case may be, and addressed to you, confirming that they are independent certified public accountants, within the meaning of the Securities Act, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the Prospectus, and a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters requested to be covered by its letter delivered to you concurrently with the execution of the Terms

  Agreement and, with respect to the letter delivered on the Closing Date, confirming the conclusions and findings set forth in such prior letter.

    (h) That the Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

    (i) You shall have been furnished with such additional documents and certificates as you may reasonably request.

    All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company shall furnish to you such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement, this Agreement and the applicable Terms Agreement and all obligations of the Underwriters hereunder and thereunder may be cancelled at, or at any time prior to, the Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

  5. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each of the Underwriters against any loss, claim, damage or liability to which the Underwriters may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof, or (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (B) in any Blue Sky application or other document executed by the Company specifically for the purpose or based upon any written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Purchased Securities under the securities laws thereof (any such application, document or information being hereinafter called "Blue Sky Information"), or (iii) the omission or alleged omission to state in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each of the Underwriters for any legal or other reasonable expenses as incurred by the Underwriters in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Company shall not be liable to an Underwriter in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation of the Registration Statement, Prospectus or any amendment or supplement thereto, or any Blue Sky Information.

  (b) Each of the Underwriters, severally but not jointly, shall indemnify and hold harmless the Company against any loss, claim, damage or liability to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (B) in any Blue Sky Information, or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the Company shall promptly refund them; provided, however, that such indemnification and expense reimbursement shall be available from an Underwriter to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation thereof.

  (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that you shall have the right to employ counsel to represent you in connection with any claim in respect of which indemnity may be sought by the Underwriters against the Company under such subsection if, in your reasonable judgment, it is advisable for you to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company.

  (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Purchased Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Purchased Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters as set forth in the Prospectus Supplement covering the Purchased Securities. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

  (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act; and the obligations of the Underwriters under this Section 5 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

  6. EFFECTIVE DATE AND TERMINATION OF TERMS AGREEMENT. This Agreement shall become effective (a) at 11:00 A.M., New York City time, on the first full Business Day following the date of the Terms Agreement or (b) at such earlier time after the date of the Terms Agreement as you shall first release the Purchased Securities for sale to the public. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you or by you by giving notice as hereinafter provided to the Company, except that the provisions of Section 3(g) and Section 5 shall at all times be effective.

  Your obligations under any Terms Agreement may be terminated by you by giving notice as hereinafter provided to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled,
(iii) trading in securities generally on the New York Stock Exchange ("NYSE") or the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or state authorities,
(v) the United States engages in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of war or national emergency by the United States after the date hereof which, in your judgment, makes it inadvisable or impracticable to proceed with the delivery of the Purchased Securities, or (vi) there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your judgment, makes it inadvisable or impracticable to proceed with the delivery of the Purchased Securities. Any termination of this Agreement pursuant to this Section 6 shall be without liability on the part of the Company or the Underwriters except as otherwise provided in Sections 3(g) and 5 hereof.

  Any notice referred to above may be given at the address specified in
Section 9 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

  7. INCREASE IN UNDERWRITERS' COMMITMENTS. If any Underwriter shall default in its obligation to take up and pay for the Purchased Securities to be purchased by it under any Terms Agreement and if the principal amount of Purchased Securities which all Underwriters so defaulting shall have so failed to take up and pay for does not exceed 10% of the total principal amount of Purchased Securities agreed to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of Purchased Securities they are obligated to purchase pursuant to such Terms Agreement) the principal amount of Purchased Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Purchased Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Purchased Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the principal amount of Purchased Securities they have agreed to purchase under such Terms Agreement.

  Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Purchased Securities under any Terms Agreement unless all of the Underwriters' Securities under any such Terms Agreement are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Company or selected by the Company with your approval).

  If a new underwriter or underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Closing Date for a period not exceeding five full business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

  The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 7.

  8. SURVIVAL OF INDEMNITIES, CONTRIBUTIONS, WARRANTIES AND REPRESENTATIONS. The indemnity and contribution agreements contained in Section 5 and the representations, warranties and agreements of the Company in Sections 1 and 3 shall survive the delivery of the Purchased Securities to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

  9. NOTICES. Except as otherwise provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company at The Coastal Corporation, Coastal Tower, Nine Greenway Plaza, Houston, Texas 77046-0995, Attention: Director--Financial Administration, with a copy to Austin M. O'Toole, Esq.; and (b) whenever notice is required by the provisions of this Agreement to be given to the Underwriters, such notice shall be in writing and addressed to the Underwriters at their respective addresses furnished to the Company in writing for the purpose of communications hereunder.

  10. INFORMATION FURNISHED BY UNDERWRITERS. The statements with respect to the public offering of the Purchased Securities on the cover page of the Prospectus Supplement covering the Purchased Securities and under the caption "Plan of Distribution", if any in such Prospectus Supplement constitute the only information furnished to the Company in writing on behalf of or by you expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto referred to in this Agreement.

  11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, any officer, director or controlling person referred to in Section 5 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term "successors and assigns", as used in this Agreement, shall not include any purchaser of any of the Purchased Securities from the Underwriters merely by reason of such purchase.

  12. DEFINITION OF "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "Business Day" means any day on which the NYSE is open for trading, and (b) "Subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

  13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THEREOF.

  14. COUNTERPART. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

  Please confirm, by signing and returning to us four counterparts of this Agreement, that the foregoing correctly sets forth the Agreement between you and the Company.

                                          Very truly yours,

                                          THE COASTAL CORPORATION

                                          By: _________________________________

Confirmed and accepted as of
 the date first above mentioned:
[Lead Underwriters]

By:

By: _________________________________

                                   SCHEDULE A
                                       TO
                                TERMS AGREEMENT

                                                                PRINCIPAL AMOUNT
                                                                  OF PURCHASED
                                NAME                               SECURITIES
                                ----                            ----------------
                                                                  $
                                                                  ------------
                                                                  ------------
          Total................................................   $
                                                                  ============

                                                                      EXHIBIT A

                                TERMS AGREEMENT

                             [TITLE OF SECURITIES]

                                                                         [Date]

The Coastal Corporation
Coastal Tower
Nine Greenway Plaza
Houston, Texas 77046-0995

Dear Sirs:

  The Coastal Corporation (the "Company") and [Lead Underwriters] [as representatives of the underwriters named on Schedule A hereto] (the "Underwriters") have entered into an Underwriting Agreement (the "Underwriting
Agreement"), dated        , relating to the issuance from time to time by the
Company of its [senior] [subordinated] unsecured debt securities under an indenture (the "Indenture"), dated as of [ ], 1998, as amended from time to time, between the Company and Harris Trust and Savings Bank, as Trustee. This Terms Agreement, relating to the Purchased Securities referred to below, is being entered into pursuant to the Underwriting Agreement. Capitalized terms used herein, not otherwise defined, have the meanings given them in the Underwriting Agreement, except for terms which are not used in the Underwriting Agreement, which terms shall have the meanings given them in the Indenture.

  The Underwriters understand that the Company proposes to issue and sell
$            aggregate principal amount of [Title of Securities] (the
"Purchased Securities"). Subject to the terms, conditions, representations and warranties set forth or incorporated by reference herein, the Company agrees to sell to the Underwriters and the Underwriters agree, severally but not jointly, to purchase from the Company the Purchased Securities in the respective principal amounts set forth next to their names in Schedule A
hereto, at      % of the principal amount thereof. The Prospectus Supplement
with respect to the Purchased Securities is dated         and includes the
Prospectus dated        .

  The Underwriters will pay for such Purchased Securities upon delivery
thereof in New York City at 10:00 A.M. (New York time) on         (the
"Closing Date") in New York Clearing House funds, or at such other time on the Closing Date as shall be agreed upon by the Company and the Underwriters.

  The Purchased Securities shall have the following terms, in addition to those set forth in the Indenture:

   (a) Interest:                % per annum
   (b) Maturity:
   (c) Initial Public Of-         % of the principal amount of the Purchased
     fering Price:          Securities.
   (d) Interest Payment          and      of each year, commencing
      Dates:                     .
   (e) Redemption:

  All provisions contained in the Underwriting Agreement are incorporated by reference herein in their entirety and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THEREOF.

  This instrument may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties and shall become effective at such time as each of the parties shall have signed such counterparts and shall have notified the other party thereof.

  Please confirm your agreement herewith by having an authorized officer sign a copy of this Agreement in the space provided below.

                                          Very truly yours,

                                          [Lead Underwriters]

                                          By:

                                          By: _________________________________
                                              Name:
                                              Title:

Accepted and Agreed to
as of the date first
above written

The Coastal Corporation

By: _________________________________
  Name:
  Title:

                                       2